AB Cap Fund, Inc.

AB Multi-Manager Select Retirement Allocation Fund

Portfolio of Investments

April 30, 2020 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 99.7%
Funds and Investment Trusts – 99.7%(a)
AB All Market Real Return Portfolio - Class Z(b)	39,118	$271,089
AB Bond Inflation Strategy Portfolio - Class Z(b)	59,793	634,402
AB Global Bond Fund, Inc. - Class Z(b)	136,550	1,149,749
AB Global Real Estate Investment Fund II - Class I(b)	16,557	147,686
AB High Income Fund, Inc. - Class Z(b)	33,576	228,990
AB Relative Value Fund - Class Z(b)	19,574	93,171
AB Trust – AB Discovery Value Fund - Class Z(b)	6,224	88,317
AB Unconstrained Bond Fund, Inc. - Class Z(b)	63,250	454,766
AQR International Defensive Style Fund - Class R6	22,822	269,302
Baird Short Term Bond Fund	74,682	733,376
BlackRock Total Return Bond Fund - Class K	60,598	733,234
Boston Partners Long/Short Research Fund - Class INS	13,765	181,979
DFA Commodity Strategy Portfolio	34,206	146,746
iShares Core S&P 500 ETF	1,713	498,757
MFS Institutional International Equity Fund	3,912	92,367
PIMCO Real Return Fund	38,707	449,780
Schwab US Dividend Equity ETF(c)	14,190	718,723
T. Rowe Price International Funds - International Discovery Fund - Class I	1,553	95,832
Vanguard FTSE Developed Markets ETF	2,516	89,771
Vanguard Short-Term Bond ETF(c)	14,950	1,236,066
Vanguard Total Bond Market ETF	8,889	777,876

Total Investment Companies (cost $9,097,271)		9,091,979

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.35%(a) (b) (d) (cost $16,461)	16,461	16,461

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $9,113,732)		9,108,440

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 12.4%
Investment Companies – 12.4%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.35%(a) (b) (d) (cost $1,130,843)	1,130,843	1,130,843

U.S. $ Value

Total Investments – 112.3% (cost $10,244,575)(e)	$10,239,283
Other assets less liabilities – (12.3)%	(1,121,142)

Net Assets – 100.0%	$9,118,141

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	Represents entire or partial securities out on loan.
(d)	The rate shown represents the 7-day yield as of period end.
(e)

As of April 30, 2020, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $181,035 and gross unrealized depreciation of investments was $(186,327), resulting in net unrealized depreciation of $(5,292).

Glossary:

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select Retirement Allocation Fund

April 30, 2020 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Underlying Portfolios:	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$9,091,979	$—	$—	$9,091,979
Short-Term Investments	16,461	—	—	16,461
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,130,843	—	—	1,130,843

Total	$10,239,283	$—	$—	$10,239,283

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2020 is as follows:

							Distributions
Affiliated Issuer	Market Value 07/31/2019 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 04/30/2020 (000)	Dividend Income (000)		Realized Gains (000)
AB All Market Real Return Portfolio	$326	$100	$114	$(21)	$(20)	$271	$6		$0
AB Bond Inflation Strategy Portfolio	769	120	248	4	(11)	634	12		0
AB Discovery Value Fund	0	190	72	(35)	5	88	4		0
AB Global Bond Fund, Inc.	1,543	1,610	1,973	27	(57)	1,150	33		0
AB Global Real Estate Investment Fund II	214	143	176	(36)	3	148	15		0
AB High Income Fund, Inc.	225	91	58	(5)	(24)	229	10		0
AB Relative Value Fund	221	35	155	2	(10)	93	9		0
AB Unconstrained Bond Fund, Inc.	437	224	164	(18)	(24)	455	24		0
Government Money Market Portfolio	13	2,657	2,654	0	0	16	0	*	0
Government Money Market Portfolio**	0	17,755	16,624	0	0	1,131	2		0
Total	$3,748	$22,925	$22,238	$(82)	$(138)	$4,215	$115		$0

*	Amount less than $500.
**	Investments of cash collateral for securities lending transactions